EXHIBIT 99.1-A

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                            Monthly Operating Report
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document       Explanation
REQUIRED DOCUMENTS                                                           Form No.            Attached         Attached
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                  MOR - 1                X
      Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
      Copies of Bank Statements                                                                     X
      Cash disbursements journals
Statement of Operations                                                      MOR - 2                X
Balance Sheet                                                                MOR - 3                X
Status of Postpetition Taxes                                                 MOR - 4                X
      Copies of IRS Form 6123 or payment receipt
      Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                         MOR - 4                X
      Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                 MOR - 5                X
Debtor Questionnaire                                                         MOR - 5                X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



----------------------------------------                           -------------
Signature of Debtor                                                Date



----------------------------------------                           -------------
Signature of Joint Debtor                                          Date



----------------------------------------                           -------------
Signature of Authorized Individual*                                Date



----------------------------------------         -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

11/14/2002                                                              Form MOR

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                   Schedule of Cash Receipts and Disbursements

------------------------------------------------------------------------------------------------------------------------------------
                                                          Prior Months -             Current Month        Cumulative Filing to Date
                                                            Cumulative                  Actual                     Actual
------------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month (1)                            $    654,000.00            $ 21,241,049.42           $    654,000.00

Receipts (2)
ATC Trade Cash Receipts                                  $106,081,112.75            $    238,846.87           $106,319,959.62
Oregon Trade Cash Receipts                                  1,077,948.48                         --              1,077,948.48
New York Trade Cash Receipts                                1,173,430.50                  43,181.19              1,216,611.69
Neenah Trade Cash Receipts                                  2,137,452.20                  11,990.60              2,149,442.80
Greenwich Trade Cash Receipts                                  90,220.50                         --                 90,220.50
ATM Tennessee Trade Cash Receipts                              60,000.00                         --                 60,000.00
PPA Trade Cash Receipts                                     5,668,565.03                         --              5,668,565.03
ATC Non A/R Cash Receipts (Checks)                          2,459,066.27                  83,147.70              2,542,213.97
ATC Non A/R Cash Receipts (Wires)                          19,467,805.01                 181,331.08             19,649,136.09
Net Proceeds from Sale of Assets                           63,543,081.74              14,337,017.80             77,880,099.54
                                                         ---------------            ---------------           ---------------
   Total Receipts                                        $201,758,682.48            $ 14,895,515.24           $216,654,197.72
                                                         ===============            ===============           ===============

Disbursements
Payroll related                                          $ 33,139,481.03            $    437,064.97           $ 33,576,546.00
Raw Materials/Supplies etc                                 19,233,757.77                         --             19,233,757.77
Utilities                                                   4,813,815.67                 107,481.00              4,921,296.67
Freight                                                    11,366,666.45                         --             11,366,666.45
Equipment Leases / Rent                                     4,250,089.93                  44,000.00              4,294,089.93
Mortgages                                                     484,537.74                         --                484,537.74
Insurance                                                   5,760,960.18                 391,519.00              6,152,479.18
SG&A                                                        7,993,738.91                  48,871.00              8,042,609.91
Professional Fees                                          13,618,588.54               1,186,840.00             14,805,428.54
Property Taxes and other Closing Costs                     23,179,841.49                 518,472.95             23,698,314.44
Net Payment to  Senior Secured Bondholders                 17,779,150.80               6,258,604.47             24,037,755.27
Net Payment to Secured Lenders Line of Credit              39,551,004.55               1,963,719.27             41,514,723.82
                                                         ---------------            ---------------           ---------------
   Total Disbursements                                   $181,171,633.06            $ 10,956,572.66           $192,128,205.72
                                                         ===============            ===============           ===============

Net Cash Flow                                            $ 20,587,049.42            $  3,938,942.58           $ 24,525,992.00
                                                         ===============            ===============           ===============

Cash - End of Month                                      $ 21,241,049.42            $ 25,179,992.00           $ 25,179,992.00
                                                         ===============            ===============           ===============


------------------------------------------------------------------------------------------------------------------------------------
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                           $ 10,956,572.66
     Less: Transfers to Debtor In Possession Accounts                                                                      --
     Plus: Estate Disbursements Made by Outside Sources                                                                    --
                                                                                                              ===============
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                               $ 10,956,572.66
                                                                                                              ===============


Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change         Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                 Schedule of Cash Disbursements by Debtor Entity

------------------------------------------------------------------------------------------------------------------------------------
                                                                Prior Months - Cumulative    Current Month       Cumulative Filing
                                                      Case #                                     Actual               To Date
------------------------------------------------------------------------------------------------------------------------------------
Entity:
American Tissue Inc                                  01-10370        $            --        $            --       $            --
American Tissue Corp                                 01-10372         141,609,069.61          10,204,741.63        151,813,811.24
American Tissue Mills of Oregon, Inc.                01-10375           1,654,182.33                     --          1,654,182.33
American Tissue Mills of Neenah LLC                  01-10377          16,823,724.65             664,927.53         17,488,652.18
American Tissue Mills of New Hampshire, Inc          01-10380             499,807.00               3,436.00            503,243.00
American Tissue Mills of Tennessee LLC               01-10382           3,059,118.30                     --          3,059,118.30
American Tissue Mills of Wisconsin, Inc.             01-10386                     --                     --                    --
American Tissue Mills of New York, Inc.              01-10389           1,225,227.21                     --          1,225,227.21
American Tissue Mills of Greenwich LLC               01-10390             279,114.00              83,467.50            362,581.50
American Cellulose Mills Corp.                       01-10391           1,689,830.00                     --          1,689,830.00
Saratoga Realty LLC                                  01-10392              70,191.00                     --             70,191.00
Tagsons Papers, Inc.                                 01-10393                     --                     --                    --
Calexico Tissue Company LLC                          01-10394             186,062.68                     --            186,062.68
Unique Financing LLC                                 01-10395                     --                     --                    --
Coram Realty LLC                                     01-10396                     --                     --                    --
Hydro of America LLC                                 01-10398                     --                     --                    --
Engineers Road, LLC                                  01-10399                     --                     --                    --
Landfill of America LLC                              01-10402                     --                     --                    --
Gilpin Realty Corp.                                  01-10403                     --                     --                    --
Paper of America LLC                                 01-10405                     --                     --                    --
Grand LLC                                            01-10406             218,284.00                     --            218,284.00
Pulp of America                                      01-10407                     --                     --                    --
Markwood LLC                                         01-10408                     --                     --                    --
Railway of America LLC                               01-10409                     --                     --                    --
100 Realty Management LLC                            01-10410                     --                     --                    --
American Tissue - New Hampshire Electric Inc.        01-10412                     --                     --                    --
Berlin Mills Railway, Inc.                           01-10415                     --                     --                    --
Pulp & Paper of America LLC                          01-10416          13,857,022.28                     --         13,857,022.28
                                                                     ---------------        ---------------         -------------


     Total Disbursements by Entity                                   $181,171,633.06        $ 10,956,572.66       $192,128,205.72
                                                                     ===============        ===============       ===============


                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change
                                                        Form MOR - 1 (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                             Bank Reconciliation (1)

--------------------------------------------------------------------------------
                                                    Bank Accounts

--------------------------------------------------------------------------------
Balance Per Books                      $  --      $  --       $  --      $  --

Bank Balance                              --         --          --         --
Plus: Deposits In Transit                 --         --          --         --
Less: Outstanding Checks                  --         --          --         --
Other                                     --         --          --         --
                                       -----      -----       -----      -----
Adjusted Bank Balance                  $  --      $  --       $  --      $  --
                                       =====      =====       =====      =====

Notes:

(1) See attached copies of all DIP Bank Statements.


Other

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change
                                                        Form MOR - 1 (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                       Statement of Operations (in 000's)


NET SALES:
     Outside                                                    $     --
     Rental Income                                                    --
                                                                --------

                                                                --------
                                                                --------
COST OF SALES:
     Outside                                                         960
                                                                --------

GROSS PROFIT / (LOSS)                                               (960)

SG&A EXPENSES:
     Freight                                                          --
     Customs & Commissions                                            --
     Selling & Marketing                                              --
     Administrative                                                  713
                                                                --------
                                                                     713
                                                                --------

OPERATING PROFIT / (LOSS)                                         (1,673)

Restructuring Charges                                              1,337
Gain on Sale of Assets                                             9,090
Interest Expense (1)                                                 629

                                                                --------
NET PROFIT / (LOSS)                                             $(12,729)
                                                                ========

Notes:
(1) Assumes no interest payments to Senior Secured Note Holders.


                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change         Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                     Balance Sheet as of 8/31/02 (in 000's)

ASSETS
  Current Assets:
     Cash and cash equivalents                                    $   2,870
     Segregated Cash (1)                                             22,310
     Accounts Receivable, net of allowance                           11,383
     Inventories
       Raw Materials                                                     --
       Supplies Inventory                                                --
       Work-in-process                                                   --
       Finished goods                                                    --
                                                                  ---------
         Total Inventories                                               --

     Prepaid expenses and other current assets                        1,440
                                                                  ---------
         Total Current Assets                                        38,003

  Property Plant & Equipment
       Machinery and Equipment                                       81,662
       Building and Building Improvements                            11,331
       Leasehold Improvements                                         3,321
       Land                                                           2,791
       Construction in Progress                                       9,248
                                                                  ---------
         Total Property, Plant and Equipment                        108,353
       Less: Accumulated Depreciation                               (32,596)
                                                                  ---------
         Property, Plant & Equipment, net (2)                        75,757

  Due from Related Parties, net
     Affiliated Entities                                             31,693
           Inventory / Mexico                                         5,774
     Beneficial Stockholders                                          1,166
       Reserve for Due from Related Parties                         (38,633)
                                                                  ---------
  Due from Related Parties, net (3)                                      --

  Deferred Costs, net
     Total Deferred Costs                                            11,837
     Less: Accumulated Amortization                                  (5,885)
                                                                  ---------
           Total Deferred Costs, net                                  5,952

  Other Assets                                                           27
                                                                  ---------
           Total Assets                                           $ 119,739
                                                                  =========

Notes:

(1) Segregated cash includes $10,645 proceeds from the sale of Neenah, $1,335 Greenwich sales proceeds, funds placed in trust for human resource claims and disputed items in connection with the various asset sales.

(2) Although the Calexico facility is in receivership the bank has not foreclosed on the underlying mortgage, therefore the real estate remains on the books at net, book value.

(3) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed. As a result these assets have been fully reserved.


                                  Page 1 of 2
11/14/2002           Unaudited - Subject to Material Change         Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                     Balance Sheet as of 8/31/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

      Accounts Payable Trade                                             659
      Accounts Payable Accrual (Prof Fee's)                            4,430
      Senior Secured Notes - Post-Petition Funding                        --
      Accrued Expenses (1)                                             5,773
                                                                   ---------

Total Liabilities:                                                    10,862

Liabilities Subject to Compromise:
      Notes Payable (Bank Group Line of Credit at 8/31/02) (2)     $ 102,361
      Accounts Payable Trade                                         102,311
      Accrued Expenses                                                23,592
      Accrued Fringes                                                  8,279
      Senior Secured Notes Payable                                   154,413
      Other Long term Liabilities                                     11,301
      Mortgage Loans Payable                                          19,454
      Capitalized Lease Obligations                                    1,113
                                                                   ---------
Total Liabilities Subject to Compromise:                             422,824

Stockholders' Equity
      Common Stock                                                     1,605
      Additional paid in capital                                      66,252
      Retained Earnings                                             (197,358)
      Current Earnings                                              (184,446)
                                                                   ---------
           Total Stockholders Equity                                (313,947)

                                                                   ---------
      Total Liabilities and Stockholders Equity                    $ 119,739
                                                                   =========

Notes:

(1) See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 2 of 2
11/14/2002           Unaudited - Subject to Material Change         Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                          Summary of Postpetition Taxes

------------------------------------------------------------------------------------------------------------------------------------
                                                           Amount
                                         Beginning        Withheld
                                            Tax              or                                         Check No.          Ending
                                         Liability        Accrued       Amount Paid   Date Paid (1)     or EFT (1)     Tax Liability
------------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                              $       --       $ 44,739       $ 44,739       See Notes       See Notes       $        --
FICA - Employee                                  --         21,696         21,696       See Notes       See Notes                --
FICA - Employer                                  --         21,696         21,696       See Notes       See Notes                --
Unemployment                                     --             54             54       See Notes       See Notes                --
Income                                           --             --             --                                                --
Other:  Corporate (2)                        17,700             --             --                                            17,700
                                         ----------       --------       --------                                       -----------
   Total Federal Taxes                   $   17,700       $ 88,185       $ 88,185                                       $    17,700
                                         ==========       ========       ========                                       ===========

State and Local
Withholding                              $       --       $ 16,779       $ 16,779       See Notes       See Notes       $        --
Sales                                            --             --             --                                                --
Excise                                           --             --             --                                                --
Unemployment                                     --            447            447       See Notes       See Notes                --
Real Property (Property Taxes) (2)        1,745,472        192,235        328,235                                         1,609,472
Personal Property                                --             --             --                                                --
Other:                                           --             --             --                       See Notes                --
                                         ----------       --------       --------                                       -----------
   Total State and Local                 $1,745,472       $209,461       $345,461                                       $ 1,609,472
                                         ==========       ========       ========                                       ===========
Total Taxes                              $1,763,172       $297,646       $433,646                                       $ 1,627,172
                                         ==========       ========       ========                                       ===========


Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 8/9/02, 8/16/02, 8/23/02, and 8/30/02. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.


                      Summary of Unpaid Postpetition Debts

------------------------------------------------------------------------------------------------------
                                                                              Number of Days Past Due
                                                                             -------------------------
                                                           Current             0 - 30          31 - 60
------------------------------------------------------------------------------------------------------
Accounts Payable                                     $         659,000       $       --       $     --
Wages Payable                                                       --               --             --
Taxes Payable                                                  129,000          129,000        129,000
Rent / Leases - Building (1)                          To Be Determined               --             --
Rent / Leases - Equipment (1)                         To Be Determined               --             --
Secured Debt / Adequate Protection Payments                    827,000               --             --
Senior Secured Notes  - Post-Petition Funding                       --               --             --
Professional Fees                                            4,430,000               --             --
Medical Insurance Claims                                     1,597,000        1,597,000
Amounts Due to Insiders                                             --               --             --
Mortgage Interest Payable                                       65,000           65,000         65,000
Other:                                                         811,000               --             --
                                                     -----------------       ----------       --------
Total Postpetition Debts                             $       8,518,000       $  194,000       $194,000
                                                     =================       ==========       ========


------------------------------------------------------------------------------------------------------
                                                            Number of Days Past Due
                                                           -------------------------
                                                            61 - 90         Over 90           Total
------------------------------------------------------------------------------------------------------
Accounts Payable                                           $     --       $       --       $   659,000
Wages Payable                                                    --               --                --
Taxes Payable                                               129,000        1,111,172         1,627,172
Rent / Leases - Building (1)                                     --               --                --
Rent / Leases - Equipment (1)                                    --               --                --
Secured Debt / Adequate Protection Payments                      --               --           827,000
Senior Secured Notes  - Post-Petition Funding
Professional Fees                                                --               --         4,430,000
Medical Insurance Claims
Amounts Due to Insiders                                          --               --                --
Mortgage Interest Payable                                    65,000          651,000           911,000
Other:                                                           --               --           811,000
                                                           --------       ----------       -----------
Total Postpetition Debts                                   $194,000       $1,762,172       $10,862,172
                                                           ========       ==========       ===========

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change         Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                  Accounts Receivable Reconciliation And Aging

------------------------------------------------------------------------------------
Accounts Receivable Reconciliation (1)                                      Amount
------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period       $11,676,814
+ Amounts billed during the period                                                --
- Amounts collected during the period                                        294,018
- Prior period reserve adj                                                        --
                                                                         -----------
Total Accounts Receivable at the end of the reporting period             $11,382,796
                                                                         ===========


------------------------------------------------------------------------------------
Accounts Receivable Aging                                                   Amount
------------------------------------------------------------------------------------
0 - 30 days old                                                         $    988,725
31 - 60 days old                                                                  --
61 - 90 days old                                                             501,304
91+ days old                                                              34,191,805
                                                                        ------------
Total Accounts Receivable                                                 35,681,834
                                                                        ------------
Bad Debt Reserve                                                         (24,299,038)
                                                                        ------------
Accounts Receivable (Net)                                               $ 11,382,796
                                                                        ============

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change         Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 8/01/02 - 8/31/02

                              Debtor Questionnaire

----------------------------------------------------------------------------------------------------------
Must be completed each month                                                              Yes          No
----------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                      X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                         X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                                      X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                  X

Notes:

A) During the month of August the Debtor completed the sale of substanially all the assets of its subsidiares American Tissue Mills of Neenah, LLC and American
Tissue Mills of Greenwich, LLC along with certain other fixed assets.

B) The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor
Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


                                  Page 1 of 1
11/14/2002           Unaudited - Subject to Material Change
                                                        Form MOR - 5 (continued)

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                     August 1, 2002 through August 31, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers):
      American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty
      Management LLC (01-10410), Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of August 1, 2002 through August 31, 2002, is un-audited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. On May 28, 2002 the Debtor's facility known as Calexico was placed in receivership. The fair market value of the personal property, which may not be encumbered, has not yet been determined and therefore all such assets remain on the books at net book

                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

      value. The real estate also remains on the books, even though in receivership the bank has not foreclosed on the underlying mortgage.

5. During the month of August American Tissue Inc. completed the sale of substantially all the assets of its Debtor subsidiaries American Tissue Mills of Neenah, LLC and American Tissue Mills of Greenwich, LLC along with certain other assets for approximately $14,272,000.

6. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending August 31,
      2002):

                                                                     ($000s)
                                                                    --------
          Notes Payable (Bank Group Line of Credit @ 8/31/02)       $102,361
          Accounts Payable - Trade                                   102,311
          Accrued Expenses                                            23,592
          Accrued Fringes                                              8,279
          Senior Secured Notes payable                               154,413
          Other Long Term Liabilities                                 11,301
          Mortgage Loans Payable                                      19,454
          Capitalized Lease Obligations                                1,113
                                                                    --------
          TOTAL                                                     $422,824
                                                                    ========

                     Unaudited - Subject to Material Change
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